Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations

On November 1, 2011, the Company sold its TheraCom, L.L.C. (“TheraCom”) subsidiary to AmerisourceBergen Corporation for $250 million, plus a working capital adjustment of $7 million which the Company received in March 2012. TheraCom is a provider of commercialization support services to the biotech and pharmaceutical industries. The TheraCom business had historically been part of the Company’s PSS. The results of the TheraCom business are presented as discontinued operations and have been excluded from both continuing operations and segment results for all periods presented.

In connection with certain business dispositions completed between 1991 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Linens ‘n Things which filed for bankruptcy in 2008. The Company’s income (loss) from discontinued operations includes lease-related costs which the Company believes it will likely be required to satisfy pursuant to its Linens ‘n Things lease guarantees.

Below is a summary of the results of discontinued operations for the years ended December 31:

In millions	2013	2012	2011
Net revenues of TheraCom	$—	$—	$650

Income from operations of TheraCom	$—	$—	$18
Gain on disposal of TheraCom	—	—	53
Loss on disposal of Linens ‘n Things	(12)	(12)	(7)
Income tax benefit (provision)	4	5	(95)
Loss from discontinued operations, net of tax	$(8)	$(7)	$(31)